SPORTSMAN'S WAREHOUSE
AMERICA'S PREMIER OUTFITTER

William Blair Growth Stock Conference

June 9, 2015


SPORTSMAN'S WAREHOUSE

Forward Looking Statements & Non-GAAP Measures

In this presentation, we will make statements about our future plans and prospects, including statements about our financial position, financial targets, business strategy and store opening pipeline, that constitute forward-looking statements.

Actual results may differ materially from those indicated by these forward looking statements due to risks relating to our retail-based business model, general economic conditions and consumer spending, our concentration of stores in the Western United States, competition in the outdoor activities and sporting goods market, changes in consumer demands, our expansion into new markets and planned growth, current and future government regulations, risks related to our continued retention of our key management, our distribution center, quality or safety concerns about our merchandise, events that may affect our vendors, trade restrictions, and other factors that are set forth in our filings with the Securities and Exchange Commission (the "SEC"), including under the caption "Risk Factors" in our Annual Report on Form 10-K for the quarter ended January 31, 2015, which was filed with the SEC on April 2, 2015 and our other public filings made with the SEC and available at www.sec.gov. These factors should be considered carefully and undue reliance should not be placed on these forward-looking statements. We cannot ensure that actual results will not be materially different from those expressed or implied by these forward-looking statements.

In addition, all forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

In this presentation, we refer to "Adjusted EBITDA," "Adjusted EBITDA margin," and "Free Cash Flow" which are not financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). For a reconciliation of these measures to the most directly comparable GAAP financial measure, see the Appendix to this presentation.

As used herein, unless the context otherwise requires, references to "Sportsman's Warehouse," "we," "us," and "our" refer to Sportsman's Warehouse Holdings, Inc. and its subsidiaries.


RIFLE CARTRIDGES
Remington
CORE-LOKT
BROWNING
BROWNING

SPORTSMAN'S WAREHOUSE
AMERICA'S PREMIER OUTFITTER
HUNTING · FISHING · CAMPING · RELOADING · CLOTHING · FOOTWEAR

Our mission is to provide **outdoor enthusiasts, casual users, and first-time participants** with quality brand-name hunting, fishing, camping and shooting merchandise within a convenient shopping environment, serviced by **passionate,** knowledgeable associates, to create a memorable outdoor experience.

Sportsman's Warehouse Overview

- High-growth outdoor sporting goods retailer
- One-stop shopping experience with **the right gear at the right time**
- Tailored merchandise and in-store events to meet local conditions and demand
- Passionate associates, highly knowledgeable about local market conditions
- Largest outdoor specialty store base in the Western US
- Adaptable store model suited to serve small and large markets
- Near double-digit four-wall adjusted EBITDA margins for fiscal 2014 in stores that had been open for more than 12 months
- **300+ store opportunity**


SPORTSMAN'S
WAREHOUSE

Key Facts

Year Founded	1986	FY 2014:	
Current Stores[(1)]	58	Net Sales	$660.0 million
States	18	Gross Profit	$215.2 million
Average Store Size (sq. ft.)	46,000	Adjusted EBITDA[(3)]	$66.3 million
Avg. 4-Wall Adj. EBITDA Margin in Year 1[(2)]	13.8%	Adjusted EBITDA Margin[(3)]	10.0%

(1) As of June 1, 2015.
(2) Represents performance of 15 stores opened since 2010 that have been open for a full twelve months. Four-wall Adjusted EBITDA means, for any period, a particular store's Adjusted EBITDA, excluding any allocations of corporate selling, general and administrative expenses allocated to that store. Four-wall Adjusted EBITDA margin means, for any period, a store's four-wall Adjusted EBITDA divided by that store's net sales
(3) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense, depreciation and amortization, stock-based compensation expense, pre-opening expenses, expenses related to bonuses paid as a result of the successful completion of our initial public offering and litigation accrual. See Appendix for a reconciliation of Adjusted EBITDA to Net Income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

Large, Growing and Highly-Fragmented Outdoor Sporting Goods Industry

- Industry size estimated to be in excess of **$50 billion**
- Sportsman's Warehouse is one of a select number of pure play outdoor specialty retailers
- Mom & Pop retailers estimated to represent 65% of industry
- Participation rates are rising across many key demographics, especially among women
- User-driven industry

Market Share – Retail Stores


National Retailers
35%
Mom & Pop
65%

> $50 billion

Increasing Participation

(millions of participants)

Long-term Trends in Outdoor Sporting Goods[1]


+9%
+11%
12.5
13.7
30.0
33.1
Hunting
Fishing
2006
2011

Recent Tailwind from Female Participation[2]


+48%
+31%
0.8
1.1
2.4
3.1
Hunting w/ Bow & Arrow
Hunting w/ Firearms
2011
2013

(1) U.S. Fish and Wildlife Service, 2011 and 2006 National Surveys.
(2) National Sporting Goods Association, Sports Participation in the United States, 2014 Edition.

NSSF Adjusted NICS



2,200,000
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
May-00
Nov-00
May-01
Nov-01
May-02
Nov-02
May-03
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Actual Checks
Average Monthly CAGR (2005 - 2014) 6.4%

Source: National Shooting Sports Foundation

Unique Customer Value Proposition

	Sportsman's Warehouse	Cabela's	Bass Pro Shops	Gander Mtn.	Field & Stream	Mom & Pop
Area of Concentration	West	All	South	East	Midwest	All
US Stores(1)	64	72	83	161	11	NA
Western Penetration of Stores(1)	57	19	11	2	None	NA
Depth of Merchandise Selection	One-stop ~70,000 SKUs	One-stop ~160,000 SKUs	One-stop (NA)	One-stop (NA)	One-stop (NA)	Narrow
Customer Draw	Convenience / Destination	Destination / Entertainment	Destination / Entertainment	Destination / Convenience	Destination / Convenience	Convenience
Box Size (sq. ft.)	30k-65k	40k-246k	20k-300k	21k-123k	40k-63k	NA
Cost to Open New Units	Lower	Higher	Higher	NA	Higher	NA
Branded Product Priority / Focus	Higher	Lower	Lower	NA	Higher	Similar
Pricing Strategy	Everyday Low Prices	Competitive	Competitive	Competitive	Competitive	Varies

(1) Includes announced stores

Source: Company SEC filings and websites. SPWH store estimated count as of the end of fiscal year 2015. The rest of the data is existing/announced stores as of May 2, 2015.

300+ Store Opportunity with Attractive Store Economics

Low Initial Investment per Store


($ in millions)
Including initial inventory investment
Excluding initial inventory investment
$0.3
$2.5
$2.8
$3.2
$4.4
$15–16
$2.0
$2.2
$2.8
$10–14
$20–24
(1)
Outpost
(1)
Next Generation

New Store Economics

Net Investment	$2.0 million	
Initial Inventory	$2.4 million	
	Excluding Inventory	Including Inventory
Year 1 ROIC[(2)]	104.8%	34.7%
Avg. Pre-Tax Payback[(2)]	~ 1 year	~ 3 years

Average New Store Payback Period (years)[(3)]


Including initial inventory investment
Excluding initial inventory investment
< 1.0
2.0
3.0
2.5
3.0
3.0–3.5
4.0
1.2
2.7
3.2
Urban
Suburban
(1)
Outpost
(1)
Next Generation

Superior Store-Level ROIC[(4)] Over Time[(3)]


Including initial inventory investment
Excluding initial inventory investment
110%*
56%
35%(2)
40%
35–40%*
33%
>35%*
105%
>50%*
37%*
31%*
(1)
Outpost
(1)
Next Generation
Years to Achieve
1
1
1
2
3 – 4
3
5
1
1
1

(1) Cabela's does not report ROIC inclusive of initial inventory investment or the average amount of its initial inventory investment.
(2) Represents performance of 15 stores opened since 2010 that have been open for a full twelve months.
(3) Sportsman's Warehouse data as of May 2015. Peer data is as of May 2014.
(4) Defined as average pre-tax actual cash-on-cash returns for new stores for the periods indicated. Figures are based on publicly available data.
(*) represents a target ROIC.

Investment Highlights

1. Differentiated Outdoor Specialty Retail Experience
2. Comprehensive, Locally Relevant Product Assortment and Merchandising Strategy
3. Disciplined and Adaptable Real Estate Strategy
4. Significant White Space Opportunity
5. Passionate and Experienced Management Team with Proven Track Record

Differentiated Shopping Experience and Engaging and Highly Knowledgeable Sales Associates

SPORTSMAN'S WAREHOUSE
AMERICA'S PREMIER OUTFITTER

- Conveniently Located Stores with Easy-In, Easy-Out Access
- Locally Relevant Features
- Store Layout is Easy to Navigate with Wide Aisles and Clear Signage
- Test Latest Equipment
- Highly Trained and Passionate Employees with Experienced and "Localized" Knowledge


Inventory
Archery
Watersports – 2nd Level
Inventory – 1st Level
Firearms
Hunting
Camping
Seasonal Hunting and Fishing/Marine
Electronics, Optics and Accessories
Registers
Fishing
Clothing
Footwear
Inventory
Offices
Customer Service




FISHING
REPORT



Deep Understanding of Market Needs

Local Merchandising is Key

- What activities are involved?
- Hunting or fishing or camping or a combination?
- Big game or small game hunting?
- Long range or short range?
- Open terrain or timber?
- Mountains or flat land?
- Rifle or archery or black powder?
- When does the season start and end?
- Public or private land?
- What fish am I targeting?
- Salt water or fresh water?
- Lakes or rivers?
- Large river or small tributary
- Boat or shore?
- Fly fishing or bait casting or spin fishing?
- Family camping, car camping or backpacking?
- Long-term or short-term?

Local Marketing Focus

Effective "Localized" Advertising

Regional inserts


EXTRAVAGANZA
$34.99
$24.99
$249.99

Billboards


Kenetrek
SPORTSMAN'S WAREHOUSE
Boots
Packs
Optics
Camping
GEAR UP HERE
EXIT TO TURN RIGHT. 2 BLOCKS ON THE RIGHT.

- **Marketing budget is ~1% of sales**

Grass Roots Campaigns


Buzz Ramsey


MOBILE FISHING TANK
SPORTSMAN'S WAREHOUSE


LEUPOLD
IN THE FIELD WEEKEND
October
18th - 20th
Daily Leupold Scope Raffle
Free Laser Engraving On Site
Product Demonstrations
Free Hats
LEUPOLD

In-Store and Off-Site Events



Ladies Night


BAIT CURING
SEMINAR
FEATURING
NATE HUNEMILLER
OWNER OF NATES BAIT

- **Hold ~3,000 events annually**

Digital / E-Commerce Strategy

- **~13 million total visitors** to website during FY 2014
- Numerous product videos and how-to videos available for public viewing

Disciplined, Analytics-Driven Real Estate Strategy Maximizes Coverage and Returns

Rigorous Site Selection Process

- Analyze market characteristics and economic viability with local real estate firms and internal committee
  - Density of hunting / fishing license holders
  - Abundance of outdoor recreation areas
- Flexible store model is adaptable to variety of real estate venues
  - Stores may be free-standing or located in power, neighborhood or lifestyle centers
- Low initial capital investment and "no frills" concept provide further flexibility
  - Convenient, easily accessible locations designed for supply replenishment
  - Ability to open multiple stores in local areas within major MSAs
- All stores are profitable, including average near double-digit 4-wall Adjusted EBITDA margins[(1)] for the trailing twelve months ended May 2, 2015 in all stores that had been open for more than 12 months.
- Target an ROIC[(2)] of 50% excluding initial inventory costs (or 20% including initial inventory cost) for the first full 12 months of operation for a new store. For the 15 new stores opened since 2010 and that had been open for more than twelve months (excluding the 10 acquired stores), the ROIC was ROIC of 104.8% excluding initial inventory cost (and 34.7% including initial inventory cost) during the first twelve full months of operations.

(1) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense (benefit), depreciation and amortization, bankruptcy-related expenses (benefit), expenses related to the acquisition of ten stores in fiscal year 2013, start-up costs for our e-commerce platform, non-cash stock based compensation expense, pre-opening expenses and expenses related to bonuses paid as a result of the successful completion of our IPO. See Appendix for a reconciliation of Adjusted EBITDA to net income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

(2) ROIC ("return on invested capital") means a store's four-wall Adjusted EBITDA for a given period divided by our initial cash investment in the store. We calculate ROIC both including and excluding the initial inventory cost.

Significant White Space Opportunity

Significant White Space Opportunity

Number of Sportsman's Warehouse stores


26
29
33
47
55
64
9
300 (1)
...
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Long-term

Relative White Space[1]


1.6x
1.8x
3.0x
3.0x
3.8x
3.9x
4.5x
5.5x
5.5x
6.8x
ULTA
DICK'S
TUMI

New Store Pipeline

- Nine committed openings in FY 2015 on top of eight new stores in FY 2014
- Plan to grow store base at a rate of greater than 10% annually for the next several years
- Existing infrastructure, including IT, loss prevention and employee training, is scalable to support our growth up to an estimated 100 stores without significant additional capital investment

Source: Company SEC filings, investor presentations, websites and earnings call transcripts, Buxton research.
(1) Defined as total store base potential as a multiple of current store count. Store counts/white space estimates as of January 5, 2015.

Store Locations – Sportsman's Warehouse


Sportsman's Warehouse location

Store Locations – Certain Competitors


Cabela's location
Bass Pro Shops location
Gander Mountain location

Available Markets

Total U.S.


6
11
29
136
65
126
254
>1,000,000
500,000 to 999,999
250,000 to 499,999
100,000 to 249,999
75,000 to 99,999
50,000 to 74,999
< 50,000
MSA Population Size

Map Legend	Color
Sportsman's Warehouse	Blue
Competitors	Yellow
White Space (MSA >= 250,000)	Red
White Space (MSA 100,000 to 249,999)	Hatched green
White Space (MSA < 100,000)	Green

Profitably Serve Small and Large MSAs with Attractive Economics

Store Distribution

MSA Population Size	Current Sportsman's Warehouse Stores	TTM 4-Wall EBITDA % (2)
Less than 100k	13	15.0%
100k - 250k	16	15.8%
250k - 500k	9	14.5%
500k - 1 million	11	16.1%
1 million or higher	15	14.4%
Total	**64(1)**	**15.1%**

(1) Total store estimated count as of the end of fiscal year 2015.
(2) Defined as 4-wall EBITDA divided by net sales for the trailing twelve fiscal months for stores that have been open greater than 12 months as of May 2, 2015.

Available Markets

Region: West


4
3
10
18
10
23
38
>1,000,000
500,000 to 999,999
250,000 to 499,999
100,000 to 249,999
75,000 to 99,999
50,000 to 74,999
< 50,000
MSA Population Size

Region: Midwest


3
35
22
35
105
>1,000,000
500,000 to 999,999
250,000 to 499,999
100,000 to 249,999
75,000 to 99,999
50,000 to 74,999
< 50,000
MSA Population Size

Region: South


1
3
14
62
24
56
100
>1,000,000
500,000 to 999,999
250,000 to 499,999
100,000 to 249,999
75,000 to 99,999
50,000 to 74,999
< 50,000
MSA Population Size

Region: Northeast


1
5
2
21
9
12
11
>1,000,000
500,000 to 999,999
250,000 to 499,999
100,000 to 249,999
75,000 to 99,999
50,000 to 74,999
< 50,000
MSA Population Size

Passionate and Experienced Management Team with Proven Track Record

Name	Position	Years at Sportsman's Warehouse	Background
John Schaefer	Chief Executive Officer	6	▪ Directed successful consumer and E-Commerce retail companies including Eastbay, Cornerstone Brands and Team Express ▪ Received a BBA in Business Administration from the University of Wisconsin; former CPA
Kevan Talbot	Chief Financial Officer	13	▪ Served as the Controller and Vice President of Finance for Sportsman's prior to CFO ▪ Began career in audit and business advisory at Arthur Andersen LLP and is a CPA ▪ Holds a Bachelor of Science degree and a Master of Accountancy degree from Brigham Young University
Jeremy Sage	Senior Vice President, Stores	14	▪ Joined Sportsman's Warehouse as a Store Manager and also worked as a District Manager before assuming the Senior Vice President role
Larry Knight	Senior Vice President, Merchandising	18	▪ Has worked in the sporting goods industry for over 24 years, including various positions at Sportsman's Warehouse before assuming the Senior Vice President role ▪ Holds a Bachelor of Science degree in Business Administration from Southern Utah University
Karen Seaman	Chief Marketing Officer	5	▪ Has worked in the retail field for more than 23 years ▪ Holds a bachelor's degree from Western Michigan University and an MBA from University of Dayton
Mike Van Orden	Chief Technology Officer	14	▪ Has worked in information technology for over 25 years ▪ Holds a Bachelor of Science degree in Business Management from the University of Utah
Matthew French	Vice President, Compliance	18	▪ Has worked in the sporting goods industry for over 20 years, including various positions at Sportsman's Warehouse involving management of the hunting department ▪ Holds Bachelor of Science degree in Economics from Montana State University
Travis Mann	Vice President, Field Merchandising	15	▪ Joined Sportsman's Warehouse as a Hunting Manager and also worked as a store manager ▪ Most recently served as District Manager before assuming Vice President role
Steve Coffey	Vice President, Business Development	22	▪ Joined Sportsman's as a fishing department buyer and also worked as the Manager of the fishing department of the Midvale, Utah store before assuming the Vice President role ▪ Has worked in the merchandising and buying field for over 19 years

Financial Highlights

Historical Financial Overview

Net Sales and Store Count

(Net sales are in in $millions)



Net Sales
Stores
$311.4
26
$376.6
29
$526.9
33
$643.2
47
$660.0
55
$132.4
50
$144.5
57
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2014 YTD
FY 2015 YTD (2)

Same Store Sales

(% increase over prior year)



21.0%
13.1%
25.4%
-3.7%
-8.4%
-0.7%
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015 YTD(2)

Gross Profit

($ in millions)



$96.3
30.9%
$117.2
31.1%
$162.6
30.9%
$207.2
32.2%
$215.2
32.6%
$40.1
$43.2
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2014 YTD(2)
FY 2015 YTD(2)

Adjusted EBITDA(1)

($ in millions)



$17.3
5.6%
$31.5
8.4%
$59.0
11.2%
$70.7
11.0%
$66.3
10.0%
$6.8
$5.4
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2014 YTD(2)
FY 2015 YTD(2)

Note: FY 2012 reflects 53 weeks of operations.

(1) Net sales from a store are included in same store sales on the first day of the 13th full month following the store's opening or acquisition by us. We exclude net sales from e-commerce from our calculation of same store sales, and for fiscal years consisting 53 weeks, we exclude net sales during the 53rd week from our calculation of same store sales. The figures shown represent growth over the corresponding period in the prior fiscal year.

(2) YTD indicates the 13 weeks ended May 2, 2015 or the 13 weeks ended May 3, 2014.

(3) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense (benefit), depreciation and amortization, non-cash stock based compensation expense, pre-opening expenses, bankruptcy-related expenses (benefit), litigation accrual, expenses related to the acquisition of ten stores in fiscal year 2013, start-up costs for our e-commerce platform and expenses related to bonuses paid as a result of the successful completion of our IPO. See Appendix for a reconciliation of Adjusted EBITDA to Net Income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

Capitalization, Capital Expenditures and Free Cash Flow

Capitalization

Q1 2015

($ in millions)	5/2/2015	xAdj. EBITDA(1)
ABL Working Capital Facility	52.3	0.8x
Term Loan, Net of Discount	157.7	2.5x
Total Debt	**$210.0**	**3.3x**

Capital Expenditures

($ in millions)



$6.7
$6.9
$24.9
$30.2
FY 2011
FY 2012
FY 2013(3)
FY 2014

Free Cash Flow(2)

($ in millions)



$24.9
$52.5
$45.8
$29.9
FY 2011
FY 2012
FY 2013
FY 2014

(1) Based on Adjusted EBITDA for the TTM ended 5/2/2015.
(2) Free Cash Flow calculated as Adjusted EBITDA less capital expenditures. See Appendix for a reconciliation of Free Cash Flow to Net Income.
(3) Includes $4.5 million for fixed assets in connection with the acquisition of our ten previously operated stores in Montana, Oregon and Washington.

Appendix: GAAP Reconciliations

Reconciliation of Net Income to Adjusted EBITDA and Free Cash Flow

($ in thousands)	Fiscal Year Ended January 29, 2011	January 28, 2012	February 2, 2013	February 1, 2014	January 31, 2015
Net Income	**$5,244**	**$33,694**	**$28,074**	**$21,750**	**$13,784**
Plus:					
Interest expense	5,676	4,392	6,321	25,447	22,480
Income tax expense (benefit)	–	(11,467)	19,076	12,838	8,628
Depreciation and amortization	2,488	3,108	3,431	6,277	9,150
Stock-based compensation(1)	–	–	–	365	3,293
Pre-opening expenses(2)	322	774	1,441	1,653	2,717
Bankruptcy-related expenses (benefit)(3)	3,536	919	(263)	55	–
Acquisition expenses(4)	–	–	959	2,331	–
IPO bonus(5)	–	–	–	–	2,200
Litigation accrual(6)	–	–	–	–	4,000
E-commerce start-up costs	100	126	–	–	–
Adjusted EBITDA	**$17,366**	**$31,546**	**$59,039**	**$70,716**	**$66,252**
(–) Capital expenditures		6,651	6,856	24,916	30,167
Free Cash Flow		**$24,895**	**$52,183**	**$45,800**	**$36,085**

(1) Stock-based compensation expense is a non-cash expense related to the issuance of restricted stock units by the Company in fiscal years 2013 and 2014.
(2) Pre-opening expenses include expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but do not include the cost of the initial inventory or capital expenditures required to open a location. For the periods presented, these pre-opening costs were not concentrated in any quarter.
(3) We incurred certain costs related to our restructuring and emergence from Chapter 11 bankruptcy and included a liability as part of the reorganization value at August 14, 2009, the date of emergence from bankruptcy. Bankruptcy-related expenses are those amounts that are greater than the initial estimated restructuring costs, whereas bankruptcy-related benefits are those amounts that are less than the initial estimated costs. They are expensed as incurred.
(4) Acquisition expenses for fiscal year 2013 relate to the costs associated with the acquisition of our ten previously operated stores in Montana, Oregon and Washington. Acquisition expenses for fiscal year 2012 relate to legal and consulting expenses related to potential merger and acquisition activity.
(5) As a result of the completion of our initial public offering and pursuant to the terms of the employment agreements with our executive officers, we paid $2.2 million in bonuses to our executive officers.
(6) On March 9, 2015, a jury awarded $11.9 million against a group of defendants. In conjunction with the award, we recorded a $4.0 million accrual related to this case.

GAAP and Non-GAAP Measures (Unaudited)

($ in thousands)	For the Thirteen Weeks Ended May 2, 2015		For the Thirteen Weeks Ended May 3, 2014	
Income (loss) from operations	$	1,248	$	(221)
IPO bonus (1)		-		2,200
Adjusted income from operations	$	1,248	$	1,979
Numerator:				
Net loss	$	(1,360)	$	(3,368)
IPO bonus (1)		-		2,200
Less tax benefit related to IPO bonus		-		(847)
Adjusted net loss	$	(1,360)	$	(2,015)
Denominator:				
Diluted weighted average shares outstanding		41,851		34,441
Initial public offering shares issuance (2)		-		7,027
Adjusted diluted weighted average shares outstanding	$	41,851	$	41,468
Reconciliation of earnings per share:				
Dilutive earnings per share	$	(0.03)	$	(0.10)
Impact of adjustments to numerator and denominator		-		0.05
Adjusted earnings per share	$	(0.03)	$	(0.05)
Net loss	$	(1,360)	$	(3,368)
Interest expense		3,460		5,258
Income tax benefit		(852)		(2,111)
Depreciation and amortization		2,622		1,852
Stock-based compensation expense (3)		597		1,734
Pre-opening expenses (4)		927		1,225
IPO bonus (1)		-		2,200
Adjusted EBITDA	$	5,394	$	6,790

GAAP and Non-GAAP Measures (Unaudited)
Key Notes and Assumptions

(1) As a result of the completion of our initial public offering and pursuant to the terms of the employment agreements with our executive officers, we paid $2.2 million in bonuses to our executive officers.

(2) Assumes our IPO was effective as of February 2, 2014, the first day of our fiscal year 2014.

(3) Stock-based compensation expense represents non-cash expenses related to equity instruments granted to employees under our 2013 Performance Incentive Plan.

(4) Pre-opening expenses include expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but do not include the cost of the initial inventory or capital expenditures required to open a location.